EXHIBIT 8(n)

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

                                                                    Exhibit 8(n)

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Valley Forge Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated September 1, 1996, as amended, by doing the following:

        The Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

        The Schedule C of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule C attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 23rd day of May, 2002.

VALLEY FORGE LIFE INSURANCE COMPANY

By:  /s/ Carol Kuntz
   -----------------------------
Name: Carol Kuntz
Title: AVP

VARIABLE INSURANCE PRODUCTS FUNDS

By:  /s/ Maria Dwyer
   -----------------------------
Name: Maria Dwyer
Title: Treasurer

FIDELITY DISTRIBUTORS CORPORATION

By:  /s/ Mike Kellogg
   -----------------------------
Name: Mike Kellogg
Title: Executive Vice President


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                                   Schedule A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

Name of Separate Account and                                Policy Form Numbers of Contracts
Date Established by Board of Directors                      Funded By Separate Account
--------------------------------------                      --------------------------

Valley Forge Life Insurance Company                         CNA Capital Select Variable Annuity
Variable Annuity Separate Account                           Form V100-1128-A; Sec Regis 333-01087
(October 18, 1995)
                                                            CNA Capital Select Plus Variable Annuity
                                                            Form VA-101; Sec Regis. 333-85511

                                                            CNA Capital A Advantage Variable Annuity
                                                            Firm VA-103; See Regis. 333-85511

Valley Forge Life Insurance Company                         CNA Capital Select Variable Universal Life
Variable Life Separate Account-                             Form V100-1132-A; See Regis 333-01949
(October 18, 1995)
                                                            Modified Single Premium Variable and
                                                            Fixed Life Insurance Policy
                                                            Form VUL 102; See Regis 333-47106

                                                            Modified Single Premium Variable and
                                                            Fixed Last to Die Life Insurance Policy
                                                            Form VUL 103; See Regis 333-47106

                                                            Flexible Premium Variable and
                                                            Fixed Life Insurance Policy
                                                            Form VUL 104; See Regis. 333-48988

                                                            Flexible Premium Variable and
                                                            Fixed Last to Die Life Insurance Policy
                                                            Form VUL 105; See Regis. 333-48988

                                                            Flexible Premium Dimension One
                                                            Variable Universal Life Insurance Policy
                                                            Form VUL 101; See Regis 333-94575


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                                   Schedule C
                                   ----------

Other investment companies currently available under variable annuities or variable life insurance issued by the company:

FUND CHOICES:

Federated Advisors                      High Income Bond Fund
                                        Utility Fund
                                        Prime Money Fund (Money Market)

Fidelity                                Equity Income Portfolio
                                        Asset Manager Portfolio
                                        Contrafund Portfolio
                                        Index 500 Portfolio

Fred Alger                              American Growth Portfolio
                                        Midcap Growth Portfolio
                                        Small Cap Portfolio
                                        American Leveraged All Cap Portfolio

MFS                                     Emerging Growth Series
                                        Research Series
                                        Total Return Series
                                        Investors Trust Series

SoGen                                   Overseas Portfolio

Van Eck                                 Emerging Mkts Fund
                                        Hard Assets Fund

Alliance Capital                        Class B Shares
                                        Premier Growth Portfolio
                                        Growth and Income Portfolio

American Century                        VP Income & Growth Fund
                                        VP Value Fund

Franklin Templeton                      Class 2 Shares
                                        Asset Strategy Fund
                                        Developing Markets Security Fund

Lazard Asset Management                 Retirement Equity Portfolio
                                        Retirement Small Cap Portfolio

Morgan Stanley                          International Magnum Portfolio
                                        Emerging Markets Equity Portfolio

Janus Capital                           Institutional Shares and Service Shares
                                        Series Growth Portfolio
                                        Capital Appreciation Portfolio
                                        Balanced Portfolio
                                        International Growth Portfolio
                                        Worldwide Growth Portfolio
                                        Flexible Income Portfolio